                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 FORM 8-K/A-2



                                CURRENT REPORT

                              ------------------

                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 11, 1997

                            BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)


                                    Delaware
                            (State of Incorporation)


1-13087                                                             04-2473675
(Commission File Number)                              (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                             (Zip Code)

                                 (617) 859-2600
              (Registrant's telephone number, including area code)

Item 5  Other Events

    On November 4, 1997, the Company entered into a swap transaction with Chase Manhattan Bank with respect to the $220 million of indebtedness secured by 280 Park Avenue. The swap transaction had the effect of fixing the interest rate with respect to $213 million of such indebtedness at 7.0%. The Company continues to pay interest on the remaining $7 million of indebtedness secured by the property at the floating rate determined pursuant to the Term Loan with Chase Manhattan Bank that the Company entered into in connection with the acquisition.

Item 7  Financial Statements and Exhibits

(a) Financial Statements Under Rule 3-14 of Regulation S-X

Statement of Revenue over Certain Operating Expenses of 280 Park Avenue for the year ended December 31, 1996 and (unaudited) for the period from January 1, 1997 to September 11, 1997.

(b) Pro Forma Financial Statements

Under Rule 11-02 of Regulation S-X, the Pro Forma Balance Sheet as of September 30, 1997 is not required to be provided.

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996

(c )  Exhibits

  2.1 Agreement between Bankers Trust Company as seller and Boston Properties Limited Partnership, as purchaser, dated September 11, 1997

*10.1 Term loan agreement between Chase Manhattan Bank, as lender and Boston
      Properties Limited Partnership, as borrower, dated September 11, 1997

*10.2 Interest Guarantee and Agreement between Chase Manhattan Bank, as lender and Boston Properties Limited Partnership, as borrower, dated September 11, 1997

*10.3 Net Cash Flow Shortfall Guarantee and Agreement between Chase Manhattan
      Bank, as lender and Boston Properties Limited Partnership, as borrower, dated September 11, 1997

*10.4 Hazardous Material Guaranty and Indemnification Agreement between Chase
      Manhattan Bank, as lender and Boston Properties Limited Partnership, as borrower, dated September 11, 1997

 10.5 Swap Transaction Agreement between the Chase Manhattan Bank and Boston Properties, Inc. dated November 4, 1997.

 23.1 Consent of Coopers & Lybrand, L.L.P., Independent Accountants


+27.1 Financial Data Schedule

      * Previously filed as part of the Company's Current Report of Form 8-K/A filed on November 14, 1997

      + Incorporated by reference to the Company's Quarterly Report on Form 10-Q dated November 14, 1997.

                            BOSTON PROPERTIES, INC.
                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BOSTON PROPERTIES, INC.



                                    /s/ David G. Gaw
                                    --------------------------------------
                                    David G. Gaw
                                    Senior Vice President and
                                    Chief Financial Officer

Date: November 25, 1997

                                280 PARK AVENUE

                           STATEMENT OF REVENUE OVER
                          CERTAIN OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                              AND THE PERIOD FROM
                     JANUARY 1, 1997 TO SEPTEMBER 11, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Boston Properties, Inc.:

  We have audited the accompanying statement of revenue over certain operating expenses of 280 Park Avenue in midtown Manhattan, New York (the "Property") for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Property's revenue and expenses.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of 280 Park Avenue for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                      /s/ Coopers & Lybrand

October 17, 1997

                                280 PARK AVENUE
                              STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

                                                              FOR THE PERIOD
                                         FOR THE YEAR ENDED JANUARY 1, 1997 TO
                                         DECEMBER 31, 1996  SEPTEMBER 11, 1997
                                         ------------------ ------------------
                                                               (UNAUDITED)
Revenue:
  Base rent.............................      $16,786            $17,012
  Recoveries from tenants...............        2,600              1,707
  Other income..........................           59                 80
                                              -------            -------
                                               19,445             18,799
                                              -------            -------
Certain operating expenses (Note 2)
  Utilities.............................        3,777              2,644
  Janitorial and cleaning...............        1,839              1,609
  Security..............................          506                393
  General and administrative............          769                605
  Repairs and maintenance...............        3,028              2,320
  Insurance.............................          250                201
  Real estate taxes.....................        9,908              6,677
                                              -------            -------
                                               20,077             14,449
                                              -------            -------
Excess (deficiency) of revenue over
 certain operating expenses.............        ($632)           $ 4,350
                                              =======            =======


         The accompanying notes are an integral part of the statement.

                                280 PARK AVENUE
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1. DESCRIPTION OF THE PROPERTY

  The accompanying statement of revenue over certain operating expenses (the "Statement") includes the operations of 280 Park Avenue an approximately 1.2 million square foot office building located in midtown Manhattan, New York. The property was acquired by Boston Properties, Inc. (the "Company") on September 11, 1997 from Bankers Trust (the "Bank"), an unrelated party. During 1996 and 1997, the Bank, as owner occupant repositioned the Property for sale and reduced their occupancy from approximately 800,000 sq. ft. to 200,000 sq. ft. A significant portion of space occupied by the Bank, as owner occupant, was substantially renovated and leased to outside tenants.

2. BASIS OF ACCOUNTING

  The accompanying Statement has been prepared on the accrual basis of accounting. The Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes revenue attributable to the owner occupied space and certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, property management fees, certain owner occupant expenses, corporate expenses and certain other costs not directly related to the future operations of the Property.

3. SIGNIFICANT ACCOUNTING POLICIES

  Rental Revenue

  Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increases revenue by approximately $6.2 million and $5.2 million for the year ended December 31, 1996 and for the period January 1, 1997 to September 11, 1997 (unaudited), respectively.

  Unaudited Interim Information

  The statement of revenue over certain operating expenses for the period from January 1, 1997 to September 11, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement have been included. The results of operations for the period are not necessarily indicative of the Property's future results of operations.

  Risks and Uncertainties

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                280 PARK AVENUE
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

4 DESCRIPTION OF LEASING ARRANGEMENTS

  The commercial and office space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expenses reimbursement clauses and renewal options. Minimum lease payments due under noncancelable operating leases in effect as of September 11, 1997 (unaudited), for the remainder of 1997 and annually thereafter are as follows:

                                                   PRO FORMA(1)
                                                   ------------
      1997 (9/12/97 -12/31/97)                       $  8,859
      1998                                             31,649
      1999                                             40,025
      2000                                             38,726
      2001                                             35,604
      Thereafter                                      359,745

  As of September 12, 1997, three tenants, including Bankers Trust occupied approximately 52% of the leasable square feet and represented 42% of total 1996 Base Rent.

(1) Includes the addition of rent that Bankers Trust will owe under terms of a lease entered into with the Company concurrent with the sale of the Property.

                            BOSTON PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

    The Pro Forma Condensed Consolidated Statement of Income of Boston Properties, Inc. (the "Company"), has been prepared based on the historical financial statements of the Company and the Boston Properties Predecessor Group (the "Predecessor Group").

    The following unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the following transactions had occurred on January 1, 1996; (i) the consummation of the initial public offering (the "Initial Offering") and related Formation Transactions (ii) the acquisition of Newport Office Park (the "Initial Offering Acquisition Property"), and (iii) the acquisition of 280 Park Avenue and related mortgage acquisition financing.

    The Development and Management Company has been included in the pro forma financial information under the equity method of accounting due to the Operating Partnership's ownership of a noncontrolling, 1% voting interest.

    The operations of the hotel properties and the parking garages have been included in the pro forma financial information pursuant to participating lease agreements to be entered into in order for the Company to continue to qualify as a REIT under IRC Section 856.

    The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997, or for the year ended December 31, 1996, had the previously described transactions actually occurred on January 1, 1996 and the effect thereof carried forward through the nine month period ended September 30, 1997, nor do they purport to present the future results of operations of the Company.

Acquisitions included in pro forma:

                                      Rentable      Year Built/      Date of
   Property Name         Location      Sq. Ft.      Renovated       Acquisition
   -------------         --------      -------      ---------       -----------
Newport Office Park    Quincy, MA       168,829            1988       6/23/97

280 Park Avenue        New York, NY   1,198,769      1968/95-96       9/11/97


                                           Purchase Price (in thousands)
   Property Name            Cash        Debt        OP Units          Total
   -------------            ----        ----        --------          ------
Newport Office Park            -        21,700          -             21,700

280 Park Avenue             102,650    220,000          -            322,650


                                Boston Properties
            Pro Forma Condensed Consolidated Statement of Operations
                 For the nine months ended September 30, 1997
                                   (unaudited)

                                                                                                              Pro Forma
                                                                                                    ----------------------------
                                                                                The Predecessor                      Initial
                                                               The Company            Group                          Offering
                                                              June 23, 1997 -    January 1, 1997-    Formation      Acquisition
                                                            September 30, 1997     June 22, 1997    Transactions     Property
                                                                                                         (A)            (B)
                                                            ------------------   ----------------   ------------   -------------
                                                                          (dollars in thousands except per share amounts)
Revenue:
  Rental:
    Base rent                                                        $ 57,892           $ 80,122       $  9,396        $  1,498
    Rent - hotels and garage                                              488             10,283              -               -
    Recoveries from tenants                                             5,711              3,397              -              93
    Parking and other                                                     162                  -         (1,061)              8
                                                            ------------------   ----------------   ------------   -------------
      Total rental revenue                                             64,253             93,802          8,335           1,599
  Hotel                                                                     -             31,185        (31,185)
  Development and management services                                   2,221              3,685           (452)
  Interest and other                                                    1,879              1,146           (352)
                                                            ------------------   ----------------   ------------   -------------
      Total revenue                                                    68,353            129,818        (23,654)          1,599
                                                            ------------------   ----------------   ------------   -------------

Expenses:
  Rental:
    Operating                                                           8,828             13,650           (353)            437
    Real estate taxes                                                   9,065             13,382          1,345             172
  Hotel:
    Operating                                                               -             20,938        (20,938)              -
    Real estate taxes                                                       -              1,514         (1,514)              -
  General and administrative                                            3,164              5,116            391               -
  Interest                                                             16,091             53,324        (28,151)              -
  Depreciation and amortization                                        10,113             17,054            124             210(F)
                                                            ------------------   ----------------   ------------   -------------
      Total expenses                                                   47,261            124,978        (49,096)            819
                                                            ------------------   ----------------   ------------   -------------
Income before minority interests                                       21,092              4,840         25,442             780
Minority interest in combined partnership                                 (69)              (235)             -               -
                                                            ------------------   ----------------   ------------   -------------
Income before minority interest in Operating Partnership               21,023              4,605         25,442             780
Minority interest in Operating Partnership                             (6,169)                 -              -               -
                                                            ------------------   ----------------   ------------   -------------
Income from continuing operations                                    $ 14,854           $  4,605       $ 25,442        $    780
                                                            ==================   ================   ============   =============

Common shares outstanding

Net income per common share


                                                                    Adjustments
                                                                   -------------
                                                               280 Park        Other
                                                                Avenue     Adjustments       Pro Forma
                                                                 (C)            (D)
                                                            -------------  -------------   -------------
                                                           (dollars in thousands except per share amounts)
Revenue:
  Rental:
    Base rent                                                  $  24,449              -       $ 173,357
    Rent - hotels and garage                                           -              -          10,771
    Recoveries from tenants                                        1,707              -          10,908
    Parking and other                                                 80              -            (811)
                                                            -------------  -------------   -------------
      Total rental revenue                                        26,236              -         194,225
  Hotel                                                                       $                       -
  Development and management services                                                             5,454
  Interest and other                                                             (1,200)(E)       1,473
                                                            -------------  -------------   -------------
      Total revenue                                               26,236         (1,200)        201,152
                                                            -------------  -------------   -------------

Expenses:
  Rental:
    Operating                                                      7,772              -          30,334
    Real estate taxes                                              6,677              -          30,641
  Hotel:
    Operating                                                          -              -               -
    Real estate taxes                                                  -              -               -
  General and administrative                                           -              -           8,671
  Interest                                                             -         10,828(D)       52,092
  Depreciation and amortization                                    3,355              -          30,856
                                                            -------------  -------------   -------------
      Total expenses                                              17,804         10,828         152,594
                                                            -------------  -------------   -------------
Income before minority interests                                   8,432        (12,028)         48,558
Minority interest in combined partnership                              -              -            (304)
                                                            -------------  -------------   -------------
Income before minority interest in Operating Partnership           8,432        (12,028)         48,254
Minority interest in Operating Partnership                             -         (7,989)(G)     (14,158)
                                                            -------------  -------------   -------------
Income from continuing operations                              $   8,432      $ (20,017)      $  34,096
                                                            =============  =============   =============

Common shares outstanding                                                                        38,694
                                                                                           =============
Net income per common share                                                                $        0.88
                                                                                           =============



  The accompanying notes are an integral part of these financial statements.

                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

A. Reflects the pro forma Formation Transactions adjustment summary.

                      RENT                                                                      HOTEL
                     HOTELS                          INTEREST PROPERTY   PROPERTY     HOTEL     REAL   GENERAL INTEREST DEPRECIATION
PRO FORMA             AND   PARKING   HOTEL   MGMT     AND    OPERATING REAL ESTATE OPERATING  ESTATE     &    EXPENSE     EXPENSE
ADJUSTMENTS          GARAGE INCOME   REVENUE  FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES   ADMIN  (NOTE D)  (NOTE F)
-----------          ------ -------  -------- -----  -------- --------- ----------- ---------  ------- ------- -------- -----------
(1)Assignment of
   contracts.....                              $(452)                                                   $(430)
(2)Equity
   investment
   income........                                        $21
(3)Operation of
   hotels and
   garage........           $(1,061) $(31,185)                   $(353)    $1,345    $(20,938)  $(1,514)
(4)Rental of
   hotels and
   garage........    $9,396
(5)General and
   administrative..                                                                                        821
(6)Amortization
   of deferred
   financing
   costs.........                                                                                               $   (189)
(7)Release of
   restricted
   cash..........                                       (373)
(8)Depreciation
   expense.......                                                                                                             $124
(9)Mortgage
   interest......                                                                                                (27,962)
                     ------ -------  --------  -----   -----     -----     ------    --------   -------  -----  --------   -------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...    $9,396 $(1,061) $(31,185) $(452)  $(352)    $(353)    $1,345    $(20,938)  $(1,514)  $ 391  $(28,151)    $124
                     ====== =======  ========  =====   =====     =====     ======    ========   =======   =====  ========  =======

  (1) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Development and Management Company. As a result of the assignment, operating income, expenses and overhead attributable to the contracts were reflected in the operations of the Development and Management Company as detailed below:

     Management services................................................  $ 452
     General and administrative expenses................................   (430)
                                                                          -----
      Manager contract income...........................................  $  22
                                                                          =====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $21 on the $22 net income.
  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses will not be reflected from the operation of these businesses.
  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.
  (5) Reflects an increase of $821 in general and administrative expenses as a result of operating as a public company.
  (6) Reflects the net increase of $290 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $479 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.
  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.

  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer cost paid.

  (9) Reflects the repayment of a portion of mortgage debt in connection with proceeds from the Initial Offering:

                                                    PRINCIPAL INTEREST
      PROPERTIES                                     AMOUNT     RATE   INTEREST
      ----------                                    --------- -------- --------
   599 Lexington Avenue...........................  $225,000   7.00%   $  7,547
   Two Independence Square........................   122,505   7.90%      4,637
   One Independence Square........................    78,327   7.90%      2,965
   2300 N Street..................................    66,000   7.00%      2,214
   Capital Gallery................................    60,559   8.24%      2,391
   Ten Cambridge Center...........................    25,000   7.57%        907
   191 Spring Street..............................    23,883   8.50%        973
   Bedford Business Park..........................    23,376   8.50%        952
   10 & 20 Burlington Mall Road...................    16,621   8.33%        663
   Cambridge Center North Garage..................    15,000   7.57%        544
   91 Hartwell Avenue.............................    11,322   8.33%        452
   92 & 100 Hayden Avenue.........................     9,057   8.33%        362
   Montvale Center................................     7,969   8.59%        328
   Newport Office Park............................     6,874   8.13%        268
   Hilltop Business Center........................     4,750   7.00%        159
                                                                       --------
    Total.........................................                       25,362
                                                                       --------
   Historical interest expense for the period Jan-
    uary 1, 1997 to June 22, 1997.................                      (53,324)
                                                                       --------
   Pro forma interest expense adjustment for the
    predecessor period............................                     $(27,962)
                                                                       =========


                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS--(CONTINUED)

                            (DOLLARS IN THOUSANDS)

B. Reflects the historical results of operations, as adjusted for depreciation, of the Newport Office Park, acquired concurrent with the Initial Offering, for the period from January 1, 1997 to June 22, 1997 (the acquisition date).

C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the period from January 1, 1997 to September 11, 1997 as follows:

                                    280 PARK
                                    AVENUE
                                    ---------
Revenue:
  Base rent........................  $17,012
  Adjustment(1)....................    7,437
                                     -------
    Total base rent................   24,449
  Recoveries from tenants..........    1,707
  Parking and other................       80
                                     -------
    Total rental revenue...........   26,236
                                     -------
Expenses:
  Operating........................    7,772
  Real estate taxes................    6,677
  Interest(Note D).................      --
  Depreciation(Note F).............    3,355
                                     -------
    Total expenses.................   17,804
                                     -------
  Net income.......................  $ 8,432
                                     =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
               CONSOLIDATED STATEMENT OF OPERATIONS--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


D. Reflects the net increase in interest as a result of:

   Mortgage acquisition financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of
    7% for period January 1, 1997 to September 11, 1997
    (date of acquisition).............................................  $10,675
   Amortization of deferred financing fees as a result of
    approximately $1.1 million of fees associated with the mortgage financing of 280 Park Avenue. The deferred financing fees will be
    amortized over the five year term of the loan ....................      153
                                                                       --------
   Increase in interest expense....................................... $ 10,828
                                                                       ========

E. Reflects reduction in interest income as a result of cash used for the acquisition of 280 Park Avenue.

F. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property and 280 Park Avenue:

                                                       ESTIMATED
                                              PURCHASE  LIFE OF     PRO FORMA
PROPERTY                                       PRICE    ASSETS   DEPRECIATION(1)
--------                                      -------- --------- ---------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park.......................... $21,700      40        $  210
                                                                     ======

280 Park Avenue.............................. 322,650      40        $3,355
                                                                     ======

--------
(1) Includes proforma depreciation expense for the period prior to acquisition.

G. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership of approximately 29.34% following the Initial Offering.

                             Boston Properties, Inc.
            Pro Forma Condensed Consolidated Statement of Operations
                      For the year ended December 31, 1996



                                                                                      Pro Forma
                                                                     --------------------------------------------

                                                     The Predecessor                    Initial
                                                         Group                          Offering
                                                       December 31,    Formation       Acquisition     280 Park
                                                          1996        Transactions      Property        Avenue
                                                                        (A)             (B)            (C)
                                                      -------------- ---------------  -----------  --------------
                                              (dollars in thousands except per share amounts and shares outstanding)
Revenue:
     Rental:
         Base rent                                       $  169,420               -    $   2,908   $  26,777
         Rent - hotels and garage                                 -          22,371            -           -
         Recoveries from tenants                             22,607               -          173       2,600
         Parking and other                                    2,979          (2,043)           7          59
                                                      -------------- ---------------  -----------  --------------
           Total rental revenue                             195,006          20,328        3,088      29,436
     Hotel                                                   65,678         (65,678)           -           -
     Development and management services                      5,719            (936)           -           -
     Interest and other                                       3,530            (705)           -           -
                                                      -------------- ---------------  -----------  --------------
           Total revenue                                    269,933         (46,991)       3,088      29,436
                                                      -------------- ---------------  -----------  --------------

Expenses:
     Rental:
         Operating                                           29,823            (713)         879      10,169
         Real estate taxes                                   28,372           2,754          347       9,908
     Hotel:
         Operating                                           43,634         (43,634)           -           -
         Real estate taxes                                    3,100          (3,100)           -           -
     General and administrative                              10,754             834            -           -
     Interest                                               109,394         (53,434)           -           -
     Depreciation and amortization                           36,199             257          434(E)    4,840
                                                      -------------- ---------------  -----------  --------------
           Total expenses                                   261,276         (97,036)       1,660      24,917
                                                      -------------- ---------------  -----------  --------------
Income before minority interests                              8,657          50,045        1,428       4,519
Minority interest in combined partnership                      (384)              -
                                                      -------------- ---------------  -----------  --------------
Income before minority interest in Operating
     Partnership                                              8,273          50,045        1,428       4,519
Minority interest in Operating Partnership                        -
                                                      -------------- ---------------  -----------  --------------
Income from continuing operations                          $  8,273        $ 50,045       $1,428     $ 4,519
                                                      ============== ===============  ===========  ==============


                                                      Adjustments
                                                    ---------------

                                                         Other
                                                      Adjustments
                                                          (D)         Pro Forma
                                                    ---------------  --------------
                                                 (dollars in thousands except per share
                                                     amounts and shares outstanding)
Revenue:
     Rental:
         Base rent                                             -          $ 199,105
         Rent - hotels and garage                              -             22,371
         Recoveries from tenants                               -             25,380
         Parking and other                                     -              1,002
                                                    ---------------  --------------
           Total rental revenue                                -            247,858
     Hotel                                                     -                  -
     Development and management services                       -              4,783
     Interest and other                                        -              2,825
                                                    ---------------  --------------
           Total revenue                                       -            255,466
                                                    ---------------  --------------

Expenses:
     Rental:
         Operating                                             -             40,158
         Real estate taxes                                     -             41,381
     Hotel:
         Operating                                             -                  -
         Real estate taxes                                     -                  -
     General and administrative                                -             11,588
     Interest                                             15,620(D)          71,580
     Depreciation and amortization                             -             41,730
                                                    ---------------  --------------
           Total expenses                                 15,620            206,437
                                                    ---------------  --------------
Income before minority interests                         (15,620)            49,029
Minority interest in combined partnership                      -               (384)
                                                    ---------------  --------------
Income before minority interest in Operating
     Partnership                                         (15,620)            48,645
Minority interest in Operating Partnership               (14,272)(F)        (14,272)
                                                    ---------------  --------------
Income from continuing operations                       $(29,892)          $ 34,373
                                                    ===============  ==============
Common shares outstanding                                                    38,694
                                                                     ==============
Net Income per share                                                       $   0.89
                                                                     ==============


  The accompanying notes are an integral part of these financial statements.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENT OF OPERATIONS

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1996

A. REFLECTS THE PRO FORMA FORMATION TRANSACTIONS ADJUSTMENT SUMMARY

                      RENT                                                                        HOTEL
                     HOTELS                            INTEREST PROPERTY   PROPERTY     HOTEL      REAL
PRO FORMA              AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING   ESTATE   GENERAL & INTEREST
ADJUSTMENTS          GARAGE  INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES      ADMIN   EXPENSE
-----------          ------  -------  --------  -----  -------- --------- ----------- ---------  --------  --------- --------
(1) Assignment of
   contracts.......                             $(936)                                                      $ (866)
(2)Equity
   investment
   income..........                                       $66
(3)Operation of
   hotels and
   garage..........          $(2,043) $(65,678)                   $(713)    $2,754    $(43,634)  $ (3,100)
(4)Rental of hotels
   and garage......  $22,371
(5)General and
   administrative..                                                                                          1,700
(6)Amortization of
   deferred
   financing
   costs...........                                                                                                    $ (731)
(7)Release of
   restricted
   cash............                                      (771)
(8)Depreciation
   expense.........
(9)Mortgage
   interest........                                                                                                   (52,703)
                     ------- -------  --------  -----   -----     -----     ------    --------   --------   ------   --------
   Pro forma
   formation
   transactions
   adjustment
   summary total...  $22,371 $(2,043) $(65,678) $(936)  $(705)    $(713)    $2,754    $(43,634)  $(3,100)   $  834   $(53,434)
                     ======= =======  ========  =====   =====     =====     ======    ========   ========   ======   ========
                     DEPREC-
                      IATION
PRO FORMA            EXPENSE
ADJUSTMENTS          (NOTE E)
-----------          --------
(1) Assignment of
   contracts.......
(2)Equity
   investment
   income..........
(3)Operation of
   hotels and
   garage..........
(4)Rental of hotels
   and garage......
(5)General and
   administrative..
(6)Amortization of
   deferred
   financing
   costs...........
(7)Release of
   restricted
   cash............
(8)Depreciation
   expense.........    $257
(9)Mortgage
   interest........
                     --------
   Pro forma
   formation
   transactions
   adjustment
   summary total...    $257
                     ========

----
  (1) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Development and Management Company. As a result of the assignment, current operating income, expenses and overhead attributable to the contracts were reflected in the operations of the Development and Management Company as detailed below:

    Management services..................................................  $936
    General and administrative expenses..................................  (866)
                                                                           ----
     Manager contract income.............................................  $ 70
                                                                           ====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $66 on the $70 net income.

  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses are not reflected from the operation of these businesses.

  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.

  (5) Reflects an increase of $1,700 in general and administrative expenses as a result of operating as a public company.

  (6) Reflects the net increase of $600 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $1,331 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.

  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.

  (9) The repayment of a portion of the existing mortgage indebtedness in connection with the Initial Offering.

                                                                PRINCIPAL          INTEREST
                           PROPERTY(IES)                         AMOUNT              RATE             INTEREST
                           -------------                       -----------        -----------        -----------
             599 Lexington Avenue............................   $225,000             7.00%            $ 15,750(1)
             Two Independence Square.........................    122,855             7.90%               9,813
             One Independence Square.........................     78,700             7.90%               6,276
             2300 N Street...................................     66,000             7.00%               4,620(1)
             Capital Gallery.................................     60,751             8.24%               5,761
             Unsecured Line of Credit........................     42,983             6.50%                 964
             Ten Cambridge Center............................     25,000             7.57%               1,924
             191 Spring Street...............................     23,942             8.50%               1,697
             Bedford Business Park...........................     23,500             8.50%               1,998(1)
             10 & 20 Burlington Mall Road....................     16,621             8.33%               1,385
             Cambridge Center North Garage...................     15,000             7.57%               1,183
             91 Hartwell Avenue..............................     11,322             8.33%                 943
             92 & 100 Hayden Avenue..........................      9,057             8.33%                 754
             Montvale Center.................................      7,992             8.59%                 474
             Newport Office Park.............................      6,874             8.13%                 558
             Hilltop Business Center.........................      4,817             7.00%                 318
                                                                                                      --------
             Pro forma totals................................                                           54,418
             Historical interest expense for the year ended
                December 31, 1996............................                                         (107,121)
                                                                                                      --------
             Pro forma interest expense adjustment...........                                         $(52,703)
                                                                                                      ========

-----------------
        (1) The interest expense used in this calculation assumes the mortgage loan was outstanding during all of 1996.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
               CONSOLIDATED STATEMENT OF OPERATIONS--(CONTINUED)

                            (DOLLARS IN THOUSANDS)

B. Reflects the historical results of operations as adjusted for depreciation, for Newport Office Park, acquired concurrent with the Initial Offering for the year ended December 31, 1996.

C. Reflects the historical results of operations, as adjusted for rent and depreciation, for the acquisition of 280 Park Avenue.

                                      280 PARK
                                       AVENUE
                                      --------
 Revenue:
   Base rent......................... $16,786
   Adjustment(1).....................   9,991
                                      -------
     Total base rent.................  26,777
   Recoveries from tenants...........   2,600
   Parking and other.................      59
                                      -------
     Total rental revenue............  29,436
                                      -------
 Expenses:
   Operating.........................  10,169
   Real estate taxes.................   9,908
   Interest..........................     --
   Depreciation(Note F)..............   4,840
                                      -------
     Total expenses..................  24,917
                                      -------
   Net income........................ $ 4,519
                                      =======

-----------------

(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park
    Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

D.  Reflects the net increase in interest expense as a result of:

         Mortgage financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of 7.0% for the year ended December 31, 1996.........................................................  $15,400
         Amortization of deferred financing fees as a result of approximately
         $1.1 million of fees associated with the financing of 280 Park Avenue. The deferred financing fees are amortized over the five year term of the
         loan............................................................................      220
                                                                                           -------
         Increase in interest expense....................................................  $15,620
                                                                                           =======
-----------------

E.  Detail of pro forma depreciation expense is presented below for the Initial Offering
    Acquisition Property and 280 Park Avenue:

                                                                                          Estimated
                                                                         Purchase          life of          Pro forma
                                                                          Price            Assets          Depreciation
PROPERTY                                                               ------------      ------------      ------------
--------

Newport Office Park..................................................  $  21,700              40            $      434
                                                                                                            ==========

280 Park Avenue......................................................    322,650              40            $    4,840
                                                                                                            ==========

F. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership of approximately 29.34% following the Initial Offering.


                                     F-13